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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                             ____________________


                                  FORM 8-K/A


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): May 16, 1997
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                           HALTER MARINE GROUP, INC.
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            (Exact name of registrant as specified in its charter)

   Delaware                        001-12159                     75-2656828
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(State or other                   (Commission                 (I.R.S. Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

13085 Industrial Seaway Road, Gulfport, Mississippi                        39503
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (601)896-0029
                                                    -------------

                               (Not Applicable)
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  (Former name or former address, if changed since last report)
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                   INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On April 4, 1997, Halter Marine, Inc., a wholly owned subsidiary of the Registrant, purchased fifty-one percent of the issued and outstanding capital stock of Maritime Holdings, Inc., a Delaware corporation ("MHI"), of which the primary asset of MHI is eighty percent of the issued and outstanding capital stock of Texas Drydock, Inc., a Texas corporation ("Texas Drydock"). Simultaneously, Halter Marine, Inc. purchased fifty-one percent of the other twenty percent of the issued and outstanding capital stock of Texas Drydock. At the same time Halter Marine, Inc. obtained options to acquire the remaining forty-nine percent of the MHI stock and the remaining forty-nine percent of the other twenty percent of the Texas Drydock stock.

     On May 16, 1997, Halter Marine, Inc. purchased the remaining forty-nine (49%) of the issued and outstanding stock of MHI from Messrs. Thomas C. Weller, Jr., Ronald J. Stevens and Rick S. Rees for $21,600,000 and the remaining forty-nine percent (49%) of the other twenty percent (20%) of Texas Drydock (the name of which has been changed to TDI-Halter, Inc.) from Mr. Don O. Covington for $5,400,000. Halter Marine, Inc. executed its promissory notes payable to or for the benefit of the Sellers bearing interest at, seven and one-tenth percent (7.1%) per annum, both principal and interest due January 15, 1998, in payment of the purchase price. Mr. Rick S. Rees, Executive Vice President and director of the Registrant, was a recipient of one of the notes in the principal amount of $4,070,942 and has a 15.18% interest in the $1,000,000 note delivered to the escrow agent.

     TDI-Halter, Inc. is engaged in marine repair and manufacturing of offshore drilling and workover units, operating six shipyards in southeast Texas. Halter intends to continue and expand the operations of TDI-Halter, Inc.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(a)  Financial Statements of Business Acquired.

     99.11 Financial Statements of Texas Drydock, Inc. and Subsidiary at September 30, 1996 and 1995.

     99.12 Financial Statements (Unaudited) of Texas Drydock, Inc. and Subsidiary at March 31, 1997 and 1996.

(b)  Pro Forma Financial Information.

     99.13 Pro Forma Financial Information (Unaudited) of Halter Marine Group, Inc. and Texas Drydock, Inc. at March 31, 1997.

(c)  Exhibits.


     99.9 Amendment No. 2 to Stock Purchase Agreement by and among Thomas C. Weller, Jr., Ronald J. Stevens, Rick S. Rees, Don O. Covington and Halter Marine, Inc., dated May 15, 1997
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              HALTER MARINE GROUP, INC.
                              (Registrant)


                              By:   /s/ John Dane, III
                                    John Dane, III
                                    Chairman, President and
                                    Chief Executive Officer


Date: July 30, 1997
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                                 EXHIBIT INDEX

    Exhibit
    Number     Description of Exhibits


     99.9      Amendment No. 2 to Stock Purchase Agreement by and among Thomas
               C. Weller, Jr., Ronald J. Stevens, Rick S. Rees, Don O. Covington and Halter Marine, Inc., dated May 15, 1997

     99.11 Financial Statements of Texas Drydock, Inc. and Subsidiary at September 30, 1996 and 1995.

     99.12 Financial Statements (Unaudited) of Texas Drydock, Inc. and Subsidiary at March 31, 1997 and 1996.

     99.13 Pro Forma Financial Information (Unaudited) of Halter Marine Group, Inc. and Texas Drydock, Inc. at March 31, 1997.